UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 16, 2020

RAND CAPITAL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

New York	814-00235	16-0961359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 Rand Building, Buffalo, NY 14203

(Address of Principal Executive Offices) (Zip Code)

(716) 853-0802

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	RAND	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07. Submission of Matters on a Vote of Security Holders

As discussed in Rand Capital Corporation’s (the “Company”) definitive proxy statement, filed with the Securities and Exchange Commission on November 13, 2020, Callodine Group LLC (“Callodine”) intends to acquire the controlling interest of Rand Capital Management LLC, the Company’s investment adviser (the “Adviser”), currently held by East Asset Management, LLC (the “Adviser Change in Control”). The Adviser Change in Control, if consummated, will result in an assignment of the current investment advisory and management agreement between the Company and the Adviser under the Investment Company Act of 1940 and, as a result, the immediate termination of such investment advisory agreement. Since the current investment advisory agreement will terminate upon completion of the Adviser Change in Control, the shareholders of the Company were asked to approve a new investment advisory and management agreement (the “New Advisory Agreement”) between the Company and the Adviser at a special meeting of shareholders (the “Special Meeting”).

The Special Meeting was called to order on December 16, 2020. There were present at the Special Meeting, in person or by proxy, stockholders holding an aggregate of 2,123,775 shares of the Company’s common stock, out of a total of 2,583,772 shares of the Company’s common stock issued and outstanding and entitled to vote at the Special Meeting. Below is a description of the matters voted on at the Special Meeting and the final results of such voting.

Proposal 1. Approval of the New Advisory Agreement

The Company’s shareholders approved the New Advisory Agreement between the Company and the Adviser to take effect upon the consummation of the Adviser Change in Control.

The following votes were taken in connection with this proposal:

Votes For	Votes Against	Abstain
1,955,877	167,661	237

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAND CAPITAL CORPORATION

Date: December 16, 2020

	By:	/s/ Allen F. Grum
	Name:	Allen F. Grum
	Title:	President and Chief Executive Officer